Exhibit 99.1 Pioneering High-Volume Additive Manufacturing for Active Devices Such as Solid-State Batteries Investor Presentation March 2023 Copyright© 2023 Sakuu Corp. All rights reserved. 1

Disclaimers Disclaimers This confidential presentation (the “presentation”) is being delivered to you by Plum Acquisition Corp. I (“Plum”) and Sakuu Corporation (“Sakuu”) for use by Plum and Sakuu in connection with their proposed business combination (the “Transaction”). This presentation is for information purposes only and is being provided to you solely in your capacity as potential investor in considering an investment in Sakuu. Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of its contents, without the prior consent of Plum or Sakuu is prohibited. By accepting this presentation, each recipient and its directors, partners, officers, employees, attorney(s), agents and representatives (“recipient”) agrees: (i) to maintain the confidentiality of all information that is contained in this presentation and not already in the public domain; and (ii) to return or destroy all copies of this presentation or portions thereof in its possession following the request for the return or destruction of such copies. This presentation and any oral statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Transaction, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. This presentation is intended for institutional investors and is not subject to all of the independence and disclosure standards applicable to presentations prepared for retail investors, including but not limited to historical financial data that has been subject to audit or third- party review by an accountant. No Representations and Warranties This presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to Plum or Sakuu. The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Plum or Sakuu or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction between Plum and Sakuu and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. Plum and Sakuu disclaim any duty to update the information contained in this presentation. Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Sakuu and Plum. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements include, but are not limited to, statements regarding Sakuu’s expected technology and product offerings, Sakuu’s ability to produce its modules and printing platforms at a commercial level or obtain licensing agreements for its battery technology, the availability of equity or debt financing on acceptable terms, if at all, and the capitalization of Sakuu after giving effect to the proposed business combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Sakuu’s and Plum’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and are subject to risks and uncertainties that may cause Sakuu’s and Plum’s activities or results to differ significantly from those expressed in any forward-looking statement, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Sakuu or the expected benefits of the proposed business combination; failure to obtain the approval of the equity holders of Sakuu or Plum; failure to realize the anticipated benefits of the proposed business combination; risks related to the rollout of Sakuu’s business and the timing of expected business milestones; the effects of competition on Sakuu’s business; supply shortages in the materials necessary for the production of Sakuu’s modules and printing platforms; the inability of Sakuu to obtain licensing agreements for its technology; the amount of redemption requests made by Plum’s public equity holders. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. There may be additional risks that neither Sakuu or Plum presently know or that Sakuu and Plum currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Plum’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and other documents filed by Plum from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Sakuu and Plum assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Sakuu nor Plum gives any assurance that either Sakuu or Plum will achieve its expectations. Industry and Market Data In this presentation, Plum and Sakuu rely on and refer to publicly available information and statistics regarding market participants in the sectors in which Sakuu competes and other industry data. Any comparison of Sakuu to the industry or to any of its competitors is based on this publicly available information and statistics and such comparisons assume the reliability of the information available to Sakuu. Sakuu obtained this information and statistics from third-party sources, including reports by market research firms and company filings. While Sakuu believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Neither Sakuu nor Plum has independently verified the information provided by the third-party sources. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but Plum and Sakuu will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Copyright© 2023 Sakuu Corp. All rights reserved. 2

Disclaimers (continued) Private Placement The securities to which this presentation relates have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. Sakuu is offering securities to which this presentation relates in reliance on exemptions from the registration requirements of the Securities Act and other applicable laws. These exemptions apply to offers and sales of securities that do not involve a public offering. The securities have not been approved or recommended by any federal, state or foreign securities authorities, nor have any of these authorities passed upon the merits of this offering or determined that this presentation is accurate or complete. Any representation to the contrary is a criminal offense. Financial and Other Information The financial information contained in this presentation has been taken from or prepared based on the historical financial statements of Sakuu for the periods presented. An audit of these financial statements is in process. Accordingly, such financial information and data may not be included in, may be adjusted in or may be presented differently in any registration statement to be filed with the SEC by Plum in connection with the Transaction. Sakuu has not yet completed its closing procedures for the three months ended December 31, 2022. This presentation contains certain estimated preliminary financial results and key operating metrics for the year ended December 31, 2022. This information is preliminary and subject to change. As such, Sakuu’s actual results may differ from the estimated preliminary results presented here and will not be finalized until the completion of its year-end accounting procedures. Non-GAAP Financial Measures This presentation includes projections of certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to EBITDA and EBITDA Margin. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Sakuu’s financial results. Therefore, these measures should be considered in isolation or as an alternative to other measures of profitability or performance under GAAP. You should be aware that Sakuu’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. Sakuu believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Sakuu’s financial condition and results of operations. Sakuu believes that the use of these non- GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and in comparing Sakuu’s financial measures with other companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Sakuu is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included, and no reconciliation of the forward-looking non-GAAP financial measures is included. For the same reason, Sakuu is unable to address the probable significance of the unavailable information, which could be material to future results. Use of Projections This presentation also contains certain financial forecasts, including projected revenue. Neither Plum’s nor Sakuu’s independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Plum’s or Sakuu’s control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Participation in Solicitation Plum and Sakuu and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Plum’s shareholders in connection with the Transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the Transaction of Plum’s directors and officers in Plum’s filings with the SEC, including Plum’s Form S-1. To the extent that holdings of Plum’s securities have changed from the amounts reported in Plum’s Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Plum’s shareholders in connection with the Transaction will be set forth in the proxy statement/prospectus on Form S-4 for the Transaction, which is expected to be filed by Plum with the SEC. Investors and security holders of Plum and Sakuu are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Transaction. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Plum and Sakuu though the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Plum can be obtained free of charge by directing a written request to Plum Acquisition Corp. I, 2021 Fillmore Street #2089, San Francisco, CA 94115. Copyright© 2023 Sakuu Corp. All rights reserved. 3

Plum Introduction & Investment Thesis Copyright© 2023 Sakuu Corp. All rights reserved. 4

Plum Acquisition Corp. is Focused on Long-Term, Operational Value Add to Sakuu

We Know what Success Looks Like from the Inside



Ursula Burns

Chairwoman, Plum Acquisition Corp.

- Chairperson & CEO of Xerox
- CEO of VEON
- Director @ Uber, American Express, Nestle, Exxon Mobil, Ford Foundation, Mayo Clinic, MIT



Kanishka Roy

Co-CEO, Plum Acquisition Corp.

- Global CFO, SmartNews
- Global Head of Tech M&A Origination, Morgan Stanley
- Multiple Startup Exits
- Public Co. Executive



Mike Dinsdale

Co-CEO, Plum Acquisition Corp.

- CFO, Gusto, DoorDash [DASH], Docusign [DOCU]
- Private Co. Director (multiple)

Independent Board with 25% Sponsorship



Alok Sama

- Former President, Softbank Group International
- Senior Advisor, Warburg Pincus, Raine Group
- Director, ARM, Fortress Group, Airtel Africa



Jennifer Ceran

- Former CFO, Smartsheet [SMAR], Quotient / Coupons.com [QUOT]
- Director at AuthO, NerdWallet, Wyze



Kelly Wright

- President at Gong
- Former EVP Sales at Tableau Software
- Director, Fastly [FSLY], Gong, Lucid
- Adjunct Professor, UW Foster School of Bus.



Kevin Turner

- Former COO of Microsoft [MSFT]
- Former CEO of Sam's Club, EVP/CIO of Walmart
- Director, Albertsons [ACI], Zayo Group



Lane Bess

- Former CEO, Palo Alto Networks [PANW]
- Former COO, Zscaler [ZS]
- Former EVP & GM Trend Micro [TSE: 4704]
- Founder, Bess Ventures & Advisory

Copyright© 2023 Sakuu Corp. All rights reserved.

5

Leadership Council of Functional Experts Help Run Plum's Operational Playbook

48-Person Operational Team



Alan Black
- CFO, Zendesk [ZEN]
- CEO, Intelliden
- Director, Looker



Brian Gentile
- CEO, Jaspersoft
- MD, 10XCEO
- Advisor, KKR



Danielle Brown
- Chief People Officer, Gusto
- Chief Diversity Officer, Google, Intel



David Sable
- CEO Y&R
- Chairman WMLY&R
- Sr. Advisor, WPP



David Faugno
- EVP, Qualtrics [XM]
- CFO, Barracuda [CUDA]



Glenda McNeal
- President, AmericanExpress
- Director, Nordstrom



Gokul Rajaram
- GM, Doordash
- Director, Coinbase, Pinterest, Trade Desk



Jan Frykhammar
- CEO Ericsson [ERIC]
- Director, multiple



Patricia Nakache
- GP, Trinity Ventures
- Director, ThreadUp



Ralph Clark
- CEO, Shotspotter, GuardianEdge, Blue Makoi



Patti Hart
- CEO, IGT, Pinnacle, Excite@Home



Sandy Climan
- Sr. Advisor, Lazard, World Econ Forum
- Sr. Executive, CAA



Valerie Jarrett
- President, Obama Foundation
- Director, Ariel, Lyft



Van Jones
- Host, CNN
- CEO, REFORM Alliance



Vivian Chow
- CAO, Docusign [DOCU]
- Director, LiveRamp [RAMP]

Accelerating Through the Bell – Proprietary Plum Playbook

Plum Play	PLUM Lead	Past Successful Deployments
De-Risking the Public Listing		
Public Board Construction, CXO Hiring	Kevin Turner, Raj Gupta	Microsoft, Walmart, Heidrick & Struggles, Allstate
Public Financial & Regulatory Controls	Vivian Chow, Alan Black	Docusign, LiveRamp, Zendesk, Shopify
Public IR Strategy	Alan Black, Vivian Chow	Zendesk, Shopify, DocuSign, LiveRamp
Public Shareholder Diversification	Sean O'Malley, Alok Sama	Blackstone, Morgan Stanley, Raine Group
Accelerating Public-Markets Growth		
Sales & Bus. Model Acceleration	Kelly Breslin Wright, Kevin Turner	Tableau, Fastly, Microsoft
Brand Strategy & Communications	David Sable, Van Jones	Young & Rubicam, WPP, Wunderman, CNN
Fortune-500 Partnerships	Ursula Burns, Glenda McNeal	Xerox, Veon, Teneo, American Express
International Growth	Lane Bess, Jan Frykhammar	Palo Alto Networks, Zscaler, Ericsson
M&A Strategy & Execution	Alok Sama, Kanishka Roy	Softbank Group, Raine Group, Morgan Stanley
Enhancing Leadership & Culture		
CEO & CFO Coaching	Brian Gentile, Jennifer Ceran	10xCEO, SmartSheet, Coupons.com, eBay
Diversity, Equity & Inclusion	Ursula Burns, Danielle Brown	Xerox, Veon, Intel, Google
Preserving Culture at Scale	Glenda McNeal, David Sable	American Express, Young & Rubicam, WPP

Copyright© 2023 Sakuu Corp. All rights reserved.

SAKUÚ plum

6

Plum’s Investment Thesis in Sakuu is Based on Operational Milestones and Revenue Visibility Fundamentally Different Approach to Active Device Manufacturing is Bypassing Technical Challenges Faced by Traditional Manufacturers Fundamentally Different 1 Massive Upside in a Market Significant Existing Purchase Orders Manufacturing Approach Accelerating that is Not Demand-Constrained Provide Revenue Visibility the Timeline for Solid-State Batteries 1 Revolutionary high-volume, multi-material additive >$600 bn TAM across major verticals >$300 mm of executed Purchase Orders in hand manufacturing process Substantial increase in demand for next-gen batteries >$1 bn existing LOI Enabling safe (non-flammable), high-density, Li-Metal and Solid-State batteries 2 Vendors have leverage in which customers to serve Existing contract manufacturing agreements in place Li-Metal battery has been tested + benchmarked by >$300 bn of high-ASP verticals initially targeted Multiple IP Licensing revenue opportunities provides customers since Q3 2021 higher-margin flexibility for Sakuu Potential for Act 2 in other industries such as Projected accelerated timeline to commercialization Healthcare, but currently focused on batteries 1) Purchase orders are for energy modules and Li-Metal batteries expected to be assigned to third-party manufacturers; $162 mm of purchase orders are binding 2) Existing manufacturing agreements related to Li-Metal batteries to be assigned to third-party manufacturers Copyright© 2023 Sakuu Corp. All rights reserved. 7

Rarified Air Sakuu Finds Itself in Elite Company + Issuer§ Plum Acquisition Corp. I (Nasdaq: PLMI) § Structured Convert & Equity Solutions / 3 1 >35% 2025E Gross Margin 6 Capital Raise Secured Debt / PIPE: $100M >35% 2025E Revenue Growth 10 Projected § 2025E Revenue: $236M 533 § 2025E Gross Profit Margin: 39% Operating Metrics >$600M Market Cap and Ent. Value 460 § 2025E EV/Revenue: 3.0x 460 Projected Valuation § 2025E EV/Revenue/Growth: 1.2x 2 533 >$225M 2025E Revenue Target Closing§ Third Quarter 2023 US Tech Companies in NYSE/NASDAQ 778 Source: Factset as of 1/3/2023 2) Where 2025 Revenue estimates were not available, companies were included if 2024 Revenue estimates were >$100M 1) No agreements or commitments for funding currently in place 3) Where 2025 Gross Margin estimates were not available, companies were included if 2024 Gross Margin estimates were >25% Copyright© 2023 Sakuu Corp. All rights reserved. 8

Company, Market & Product Overview Copyright© 2023 Sakuu Corp. All rights reserved. 9

Fundamental Problems Exist Today with Manufacturing Active Devices Today’s Challenges What is Needed Industrial Rates, Low Production Rates, Multiple Devices Single Objects Complex (Active) Limited to Simple Devices (Inert) Products Next-Gen Traditional Solutions Challenges Copyright© 2023 Sakuu Corp. All rights reserved. 10

Production Challenges Mean an Inability to Move Past Unsafe Products like Li-Ion Batteries Weekly Reports of Li-Ion Battery Fires What is Needed? High Societal Costs of Li-Ion Batteries • Flammability [cost of insurance, repair, etc.] Solid-State Batteries “Lithium-Ion Batteries in E-Bikes and Other Address these Requirements for • Lower energy density Devices Pose Fire Risks” [cost of additional infrastructure] Next-Gen Battery Technology • Slower charge times / shorter life Slow Charge Times Scalable in Production [cost of additional infrastructure] Safe, Non-Flammable • Limited reusability of materials [high materials, supply chain costs] Higher Performance “Some prospective buyers remain hesitant [to buy EVs]. • Large footprint production One big reason is that charging EVs is slow” Sustainable, Recyclable [high real-estate, utilities costs] Lower Cost Reusability / Recyclability / Disposal “Li-ion batteries and devices containing these batteries should not go in household garbage or recycling bins. They can cause fires during transport or at landfills and recyclers” Copyright© 2023 Sakuu Corp. All rights reserved. 11

Sakuu is Solving the Core Challenges of Developing Active Devices, Focusing First on Next-Gen Batteries Pioneering Kavian™ Proprietary Li-Metal and Solid-State Manufacturing Platform Battery Cell Technology Technology is mature—3D battery printing already 1 1 Safe, Non-Flammable achieved; automation at scaling stage 2 Higher Energy Density 2 Extensive IP around manufacturing technology 1 3 Custom Shapes and Sizes Technology can be licensed for batteries of all 3 chemistries, including solid-state 4 Faster Charge Times 4 Distinct advantages vs. conventional roll-to-roll: Longer Life 5 • Smaller factory footprint (CapEx) • Fewer process steps (OpEx) 6 Sustainable, Recyclable • More sustainable: reductions in energy use, minimal material waste, and recyclable / reusable pre + post- 1 7 Lower Manufacturing Cost production materials • Less dependence on supply chain, faster manufacturing and delivery 1) Specific to Sakuu’s Kavian™ Platform manufacturing approach Copyright© 2023 Sakuu Corp. All rights reserved. 12

Sakuu at a Glance

1 Founding Team with Deep Experience in Semiconductors, 3D Printing, and Automotive

- 7 years of R&D investment
- HQ in San Jose, with solid-state battery pilot line facility
- Client demo center, additive manufacturing engineering facility

2 Pioneering Manufacturing Approach

- Proprietary Kavian™ additive manufacturing platform
- High-volume / commercial scale
- Agile and intelligent
- Increases energy density – regardless of shape

3 Li-Metal and Solid-State Batteries

- Safe, non-flammable, high-energy-density, recyclable
- Targeted to 2-wheel EV, aerospace, home-energy storage
- Also applicable to many other vertical industries

4 Cutting-Edge Research and Innovation

- 93 Patents[1]
- >120 Trade Secrets

5 Advanced Customer Validation and Purchase Orders

- Purchase Orders[2]: >$300M
- $1B customer LOI
- Strategic relationships + investments across 2-wheel mobility, aerospace, energy storage, power tools, consumer electronics

6 Capital-Light Business Model

- Go-to-market through contract manufacturing and IP licensing[3]
- IP licensing enables high-margin, repeatable revenue streams
- Kavian™ manufacturing approach also reduces OpEx and CapEx[4]

1) Patents include 26 issued, 67 pending – as of March 3, 2023
2) $162 mm of purchase orders are binding; Purchase orders for batteries expected to be assigned to third-party manufacturers. Sakuu expected to receive licensing fees associated with battery purchase orders.
3) Sakuu expects to produce energy storage modules through contract manufacturing and license its battery technology to third-party manufacturers
4) Kavian is expected to be mass produced using contract manufacturing partners

Copyright© 2023 Sakuu Corp. All rights reserved.

SAKUU plum

13

Defined Product and IP Licensing Roadmap Disruptive battery technology, from proprietary Li-Metal to 3D Printed Next-Gen 1 Aspen™ Cypress / Willow / Salix Kavian™ Printer Systems Energy Storage Module Proprietary Next-Gen & Solid-State Manufacturing Platform Batteries Product sales IP Licensing Kavian sales (manufactured by partners) Go-To-Market rd (manufactured by partners) (to battery manufacturers) IP Licensing (to 3 -party manufacturers) Strategy 2023 - 2024 2023 – 2025+ 2025+ Timeline 1 Existing customer purchase orders Existing customer purchase orders Customer Traction 1 (to be fulfilled through IP Licensing) 1) Sakuu expects to produce energy storage modules through contract manufacturing and license its battery technology to third-party manufacturers 2) Sakuu expects to produce Kavian platforms using contract manufacturing partners Copyright© 2023 Sakuu Corp. All rights reserved. 14

Exceptional Leadership and Investors Experienced leaders from Semiconductors, 3D Printing and Automotive, applying rigor, process, and creativity to battery tech and manufacturing David Pederson Ramesh Singh Dr. Karl Littau Robert Bagheri Nahid Afshar Arwed Niestroj VP Marketing Chief Business Officer Chief Technology Officer CEO & Co-Founder SVP Quality & Manufacturing SVP E-Mobility Radical Innovation Born from Battery Outsiders Intersection of key capabilities and skills Their seminal and scalable additive Semiconductor Additive “ manufacturing approach can bring Manufacturing Manufacturing incredible innovation to major industries transitioning to new energy solutions— automotive and beyond. ” Material Science Copyright© 2023 Sakuu Corp. All rights reserved. 15

Massive Market Opportunity that is Not Demand Constrained…

Initial technology solutions enabling higher Average Selling Price (ASP) markets

Battery addressable market ($bn)



Sakuu Initial Cell Technology Target Markets
$342
54%
$629bn
2028 TAM
$287
46%
EV (4-Wheeler)

Initial Technology Target Markets TAM

Excluding 4-Wheel EV



Billions
$400
$350
$300
$250
$200
$150
$100
$50
$0
Total CAGR
+14.3%
2023
2024
2025
2026
2027
2028
E-2W [2]
Aviation/Drone [4]
Energy Storage Systems (ESS)[3]
Power Tools [5]
Tablets [7]
Cellphones [6]
Laptops [9]
Wearables [8]

Energy Storage Manufacturing Equipment Market Opportunity

	2022[A]	2027[A]	2030[B]	New Equipment
Capacity GWh	1,163	8,945	12,000	10,837
		New Equip TAM		$954B @$88mm /GWh[C]

A. BloombergNEF global manufacturing capacity growth estimates December 2022.
B. Sakuu management projection
C. BATT-EU Batteries European partnership report 2021. Factory equipment cost per GWh estimate.

1) Mordor Intelligence, EV Battery Market.
2) Guidehouse Insights, Electric Two-Wheel Vehicles.
3) Mordor Intelligence, Global Energy Storage Market.
4) SNS Insider, Global Drone Battery Market.
5) Allied Market Research, Global Battery Power Tools Market.
6) Allied Market Research, Mobile Battery Market Outlook.
7) Gartner Semiconductor Forecast Database.
8) Research and Markets, Global Flexible Battery Markets.
9) Gartner Semiconductor Forecast Database.

Copyright© 2023 Sakuu Corp. All rights reserved.

16

Sakuu Li-Metal Battery Cells Pass Critical Safety Tests Li-Ion Batteries in the Market Currently Testing successfully demonstrates the safety of Li-Metal cells Today’s Sakuu’s 2 Li-ion Cell Li-Metal Cell • Voltage did not reach 0 and quickly recovered • Max temperature reached: 44 ˚C 3 Test Result Test Result Nail Penetration Test Passed Nail Penetration Test Failed Damage Test Passed Results Failure due to fire or flame, defined as ignition and sustained Water Immersion Test Passed combustion of flammable gas or liquid. Shock & Vibration Test Passed Forced Discharge Passed 25,000 fire incidents of Li-ion batteries Thermal Test Passed In 2017-2022 in the United State alone Reported by U.S. Consumer Product Safety Commission, September Results No hazards identified by tests. 2022 1) U.S. Consumer Product Safety Commission September 2022 2) BYD battery global NCM vs. Blade 3) Tests performed by Sakuu and third-party testing laboratories in 2022 – results on file Copyright© 2023 Sakuu Corp. All rights reserved. 17

Fundamental Disruption That is Much Broader Than Just Battery Technology Copyright© 2023 Sakuu Corp. All rights reserved. 18

Why Has Sakuu Succeeded Where Many Others Have Failed?

1) Kavian™ platform a fundamentally different manufacturing approach bypassing many previous technological hurdles


SAKUÚ
Materials
Polymer
Ceramic
Metal
Process[1]
SLM
FDM
SLA
DLP
Powder Bed Fusion
Melt Extrusion
Binder Jet
Electrophotography
Platform
Raw Materials IN
Significantly reduced manufacturing process complexity
Active Devices OUT

Multi-Material and
Multi-Process Flexibility
Unleashes Innovation

DLP: Digital Light Processing
FDM: Fused Deposition Method
SLA: Stereolithography Apparatus
SLM: Selective Laser Melting

1) Shown processes are used for example only. Not all Kavian Platforms will have all processes.

Copyright© 2023 Sakuu Corp. All rights reserved.

SAKUÚ plum

19

Why Has Sakuu Succeeded Where Many Others Have Failed?

2) Proprietary materials processing enables multiple breakthroughs



Sakuu Engineered Material



3D Printed Devices

Specialized and Proprietary Materials

- Complex powder processing
- Driven by morphology & stoichiometry of materials
- Optimized for flowability, green state handleability

SAKUÚ Recipes: material sets designed per application for Kavian™

- Ceramics + Metals + Polymers
- Enabling complex and functional devices

Established partnerships with several global materials suppliers

- Will license material recipes to partners
- Enabling supply chain for our manufacturing partners

Copyright© 2023 Sakuu Corp. All rights reserved.

20

Why Has Sakuu Succeeded Where Many Others Have Failed? 3) Software-driven automation + semiconductor mass-production experience that accelerates time-to-revenue Built-In Intelligence Real-time Optimization Machine Learning module learns Continuous feedback / feedforward with throughout production adjusting inputs from raw materials analysis to platform parameters for finished battery performance improved yield and performance Production Workflows Optimized Design Managed workflows and optimized Design tools eliminate need for production throughout post-production processing Digital Thread Real-time communications Copyright© 2023 Sakuu Corp. All rights reserved. 21

Sakuu’s Novel Manufacturing Technology has Potential to Revolutionize Many More Industries… Solid-State battery technology could be just Act 1 for Sakuu Healthcare Semiconductor Aerospace + Defense § Microfluidic chips § Chip Packaging § Antennas § Pathogen detection § Thermal Management § Sensors Devices § Biometric sensors Copyright© 2023 Sakuu Corp. All rights reserved. 22

Manufacturing Platform, Customers, and Go-To-Market Copyright© 2023 Sakuu Corp. All rights reserved. 23

We Believe that the Kavian™ Platform Fundamentally Builds Better Batteries

Advanced material control results in better batteries

1. Superior electrical interface between layers
   High C-rate capability
2. Higher energy density
   Long-lasting charge
3. Custom sizes and shapes
   3D shaped cell stacks + digitally controlled electrode thickness
4. Deposition of extremely thin layers
   High energy density & no handleability issues with thin layers
5. Monolithic structure
   Mechanical integrity, safer
6. Less material use
   Sustainable, lower cost



Thin layers improve energy density and performance



Material-to-Material interface is key to maximizing battery performance

1) Sakuu Lab Results from AB comparison of conventional processed versus printed cathode material, August 2022
2) Sakuu projected results expected by further reduction of materials and layer thicknesses

Copyright© 2023 Sakuu Corp. All rights reserved.

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Sakuu’s Kavian™ Additive Manufacturing Platform Projected to Have Long-Term Benefits Streamlined, Scalable, Sustainable Existing Kavian™ Manufacturing Roll-to-Roll Technology Simple Supply Chain Start with raw materials Bulk Material Prep Sakuu Battery Agile Manufacturing Minimal setup cost Mass Production Scalability One platform, range of battery products Bulk Material Process Assemble Layers Reduced Cost Reduced energy, materials and CapEx Less Material / Sustainability Recycling of unused materials Precision Material Application Copyright© 2023 Sakuu Corp. All rights reserved. 25

Sakuu’s Kavian™ Platform Can 3D Print Batteries in Custom Sizes, Shapes, or Form Factor Industry-first breakthrough in battery manufacturing technology —gateway to novel product design across categories Currently, products are designed Kavian Platform 3D-printed batteries will be designed around their non-conformal batteries around their products… …in custom sizes and shapes Copyright© 2023 Sakuu Corp. All rights reserved. 26

Sakuu’s Technology Performance Benchmarks Leading the Way in the Industry First-generation, non-printed Li-Metal energy density achievements—and beyond. The roadmap to the world’s first 3D printed ultra-energy-dense technology for next generation batteries 2 1 1 1 1 1 1) Data measured on cells produced in Sakuu’s Pilot Line Facility 2) Target energy density for a 3D Printed solid-state battery Copyright© 2023 Sakuu Corp. All rights reserved. 27

Bypassing More Heavily Capitalized Competitors to Market We believe Sakuu’s Kavian™ platform and battery technology will be accelerate both the Li-Metal and Next-Gen battery categories Li-Metal Next Gen Li-Metal Next Gen 1 1 1 3 POC / Evaluations POC / Evaluations Commercialization Commercialization Source 4 4 2023 Since Q3 2021 2022 2026 Analyst Day Presentation & QS-1 Expansion Date from N/A 2023 2026 2026 SEC Filings 2 Dec 2021 Investor Presentation 2027-2028 Unknown 2022 2026 Only for HEV use Toyota Press Release N/A Unknown 2026 2026 August 2022 Cuberg Press Release 2030 Unknown N/A N/A March 2022 March 2022 Investor Presentation Unknown N/A 2025 N/A Silicon Anode using conventional electrolyte Unknown N/A N/A N/A June 2022 Investor Presentation 1) Planned timeline; Sakuu estimates based on management projections 2) With Silicon Anode and solid electrolyte 3) Publicly available information 4) Battery technology to be licensed to third-party manufacturers Copyright© 2023 Sakuu Corp. All rights reserved. 28

Also On Track to be the First to Enable Mass-Production of All-Solid-State Batteries We believe that the “holy grail” of mass production All-Solid-State batteries can only be achieved through Additive Manufacturing 1 Strong IP: 93 Patents and >120 Trade Secrets 1 2 Pioneering platform technology is mature 3 Solid-State batteries printable at-scale using Sakuu licensed technology expected in 2026 1) Patents include 26 issued, 67 pending – as of March 3, 2023 “The Next Challenge for Solid-State “The future of solid-state batteries could Batteries? Making Lots of Them” be 3D-printed” – June 6, 2022, Wired Magazine – October 28, 2022, The Verge Copyright© 2023 Sakuu Corp. All rights reserved. 29

IP Across Materials / Process / Design / Manufacturing, Create Deep Competitive Moats Manufacturing Platform Patents Solid-State Battery Patents • Multi-material/Multi-method Modular Design • Method for additive manufacturing of a solid-state cell • Method of Additive Manufacturing Using Multi-method 3D Printer • Catholyte Containment and Pressure Control • Improved Throughput by Decoupling Printing from Assembly • Cathode Configuration • Uniform Powder Deposition • Solid-State Cell with a Sealed Porous Anode Structure • Enhanced Green Body Packing Density • Porous Anode Configuration • Accelerated Jetted Material Printing • Battery System Configuration for EV • Printing Process Optimization >120 trade secrets in Manufacturing Platform Materials materials and process Process Design Copyright© 2023 Sakuu Corp. All rights reserved. 30

Planning Ahead, With Core Short-Term Pieces in Place rd Ramp Up Manufacturing with 3 -Party Manufacturers and Develop Battery Technology to Support Growth in Target Markets What We’re Doing Today Go Forward Expectations Sales of Modular & Sakuu Technology Scalable Inside Production Process Secured Printed Purchase Orders Next Gen Cell Technology Pilot-Line ü Expand commercialization ü Ongoing developments in battery / manufacturing tech models Facility ü Diversify customer/licensee base Copyright© 2023 Sakuu Corp. All rights reserved. 31

Traction + Validation from Leading Customers = POs and LOIs

> $300M[1] of signed Purchase Orders
2-Wheel EV + Home Energy + Home Security customers

$1B Letter of Intent

Significant existing purchase orders
provide revenue visibility / flexibility

Currently Revenue Generating
Products expected to ship in 2023[1]

Application	Status
2-Wheel EV: Scooters and Motorcycles	$162M[1] PO Samples Provided
Home Energy Storage	$106M[1] PO, Testing Samples
Home Security	$75M[1] PO, POC, First Samples Built
Energy Storage Systems	Evaluating Samples
E-Aviation	Received PO for samples
2-Wheel EV	Preparing Samples
Power Tools	Preparing Samples
Tactical Radios	Received PO for samples
Tactical Drones	Received PO for samples
4-Wheel EV	Tested Samples

1) Purchase orders for batteries expected to be assigned to third-party manufacturers. Sakuu expected to receive licensing fees associated with battery purchase orders. Sakuu expects to produce energy storage modules through contract manufacturing and license its battery technology to third-party manufacturers. $162 mm of purchase orders are binding;

Copyright© 2023 Sakuu Corp. All rights reserved.

SAKUÚ plum

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Financials & Transaction Details Copyright© 2023 Sakuu Corp. All rights reserved. 33

Financial Projections Summary Financials ($ in millions) ($m) 2023E 2024E 2025E Planned Operational Highlights § Fiscal Year 2023 Total Revenue $18 $88 $236 – Secured manufacturing and distribution partners for Aspen sales – IP licensing partnerships for Cypress manufacturing by % YoY Growth n/a 404% 168% third parties Gross Profit $8 $31 $91 § Fiscal Year 2024 – Business model flexibility % Margin 47% 35% 39% § Fiscal Year 2025 – Positive EBITDA anticipated in 2025 EBITDA ($52) ($28) $34 – Margin expansion driven by: – Product mix shift to Kavian platforms; IP Licensing of Battery Cell technology % Margin (295%) (32%) 14% – Increase in sales from markets carrying higher blended ASP Note: Management projections are estimates that are subject to change and only provided here as guidance. Actual figures may be materially different. Copyright© 2023 Sakuu Corp. All rights reserved. 34

>$300M of Existing Purchase Orders Provides Sakuu Revenue Visibility / Flexibility

Revenue Outlook *($ in millions)*



CAGR
> 250%
$18
$88
$236
2023
2024
2025

Existing Product Purchase Orders[1]



> $300M
Home Security
Home Energy Storage
2-Wheel EV
Product Purchase Orders 2023-25

- ✓ Existing purchase orders provide revenue visibility / flexibility
- ✓ IP Licensing revenue provides higher-margin optionality
- ✓ Diversified customer base
- ✓ Currently underserved and growing Total Addressable Markets

Note: Management projections are estimates that are subject to change and only provided here as guidance. Actual figures may be materially different.

1) $162mm purchase orders are binding: Sakuu expected to fulfill $100 mm in purchase orders for energy modules; purchase orders for batteries expected to be assigned to third party manufacturers; Sakuu expects to receive licensing fess associated with battery purchase orders

Copyright© 2023 Sakuu Corp. All rights reserved.

35

Transaction Overview (~94% Redemptions)

Transaction Highlights

- $705M enterprise valuation to market
- Implied pre-money market capitalization of $600M
  - Additional 6M share trading price based on earnout available for Sakuu stockholders
- Implied pro forma market capitalization of $760M
- Transaction expected to provide gross proceeds of up to approximately $120M to Sakuu
  - Approximately $321M cash in trust before the impact of redemptions
- Represents 8.0x 2024E / Revenue
- Existing Sakuu shareholders rolling 100% of their equity and are expected to own a pro forma equity ownership of approximately 79.0%

Implied Sources & Uses

Sources	($M)
SPAC Trust Account	20
Structured Convert & Equity / Secured Debt / PIPE*	100
Total	**$120**

Uses	($M)
Cash to Balance Sheet	100
Transaction Expenses	20
Total	**$120**

Pro Forma Valuation

PF Shares Outstanding (M)	**76.0**
Share Price ($)	$10.00
PF Equity Value ($M)	**$760**
(+) PF Debt	$45.2
(-) PF Cash	($100.0)
PF Enterprise Value ($M)	**$705**

Pro Forma Ownership

	Shares (M)	% Own.
(1) Sakuu Rollover Equity	60.0	79.0%
(2) SPAC Shareholders	2.0	2.6%
(3) Structured Convert / Equity Solutions / PIPE*	6.0	7.9%
(4) Sponsor Ownership in SPAC	8.0	10.5%



1
2
3
4

Key Assumptions:
- SPAC assumes ~94% redemptions from the $321M cash in trust. Excludes any interest earned or withdrawn from the trust.
- Assumes Sakuu existing debt of $5.2M.
- All charts and tables exclude 6.4M SPAC warrants and 6.3M Sponsor warrants. All SPAC warrants have a stick price of $11.50 per common share.

* No agreements or commitments for funding are currently in place.

Copyright© 2023 Sakuu Corp. All rights reserved.

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SAKUÚ plum

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Valuation Benchmarking 2024E EV / Revenue Median: 29.4x Median: 1.9x 285.8x 46.3x 28.8x 29.4x 20.0x 20.0x 8.0x 1.8x 2.7x 1.6x 1.9x 2024 EV/Rev/G 3.0x 5.5x 6.2x NM NA NA 0.1x 8.5x 6.9x 11.0x 2025E EV / Revenue Median: 5.5x Median: 1.6x 304.7x 12.5x 5.5x 4.7x 3.0x 2.6x 2.1x 2.6x 1.8x 1.3x 0.5x 2025 EV/Rev/G 1.1x 0.9x 1.7x NM NA NA 0.0x 6.4x 5.4x 10.0x Next Gen Battery Tech Lithium-Ion Battery Manufacturers Source: Capital IQ data as of 2/16/2023 Note: Sakuu multiples based on enterprise value of $705M; Growth-adjusted multiples use 2023E – 2025E revenue CAGR as whole percentage Copyright© 2023 Sakuu Corp. All rights reserved. 37 V 22.8.29

Growth-Adjusted Valuation Benchmarking 2024E EV / Revenue / G Median: 5.8x Median: 7.7x 11.0x 8.5x 6.6x 6.9x 6.2x 5.5x 3.0x 0.1x NM NA NA 2025E EV / Revenue / G Median: 1.3x Median: 5.9x 10.0x 6.4x 5.4x 3.6x 1.7x 1.1x 0.9x NM NA NA 0.0x Next Gen Battery Tech Lithium-Ion Battery Manufacturers Source: Capital IQ data as of 2/16/2023 Note: Sakuu multiples based on enterprise value of $705M; Growth-adjusted multiples use 2023E – 2025E revenue CAGR as whole percentage Copyright© 2023 Sakuu Corp. All rights reserved. 38 V 22.8.29

Operational Benchmarking 2023E – 2025E Revenue CAGR % Median: 322.9% Median: 28.0% 525.4% 1,220.5% 322.9% 267.1% 77.6% 77.6% 32.2% 23.7% 17.6% NA NA 2024E Gross Margin % Median: 20.0% Median: 21.0% 70.0% 35.0% 20.0% 23.1% 22.1% 20.0% 20.0% 13.0% 3.0% NA NA Next Gen Battery Tech Lithium-Ion Battery Manufacturers Source: Capital IQ data as of 1/27/2023 V 22.8.29 Copyright© 2023 Sakuu Corp. All rights reserved. 39

Appendix Copyright© 2023 Sakuu Corp. All rights reserved. 40

Risks Risks Related to Sakuu’s Business · The battery market is intensely competitive. Competitors include new entrants and established companies, many of which have significantly greater resources than Sakuu does. Sakuu’s products must compete with advances in new battery chemistries and manufacturing methods as well as continued improvements in conventional batteries and battery anodes. · If Sakuu’s batteries fail to perform as expected, its ability to develop, market, and sell its batteries would be adversely affected. · Sakuu may not succeed in developing its additive manufacturing platform technology such that the technology meets Sakuu’s requirements for quality, yield, throughput and other performance metrics. · A portion of Sakuu’s anticipated revenue is subjected to non-binding purchase orders, which may not result in the expected, or any, sales. · Sakuu has significant customer concentration, with a limited number of customers accounting for a substantial portion of anticipated revenue. · Sakuu may not succeed in retaining and attracting key employees, particularly technical talent, needed to operate and build its business successfully. · Sakuu may not succeed in advancing its battery technologies to enable further improvements in energy density, cycle life, safety and other characteristics. Failure to do so could limit its market opportunities, ability to compete and the prices Sakuu can charge for its products. · Sakuu may encounter delays and technical obstacles in developing new battery products, such as different cell formats, to meet varied market requirements. · Sakuu’s future sales opportunities depend in part on the growth of markets for lithium metal battery cells. These markets may develop slower or at a size that is less than expected, to the extent they develop at all. · Sakuu depends on certain third-parties, including its partnership with its manufacturer of the Cypress Li-Metal battery, in producing Sakuu’s products. · Sakuu may require additional capital to support business growth, and this capital might not be available on commercially reasonable terms or at all. · Sakuu relies on complex machinery for its operations and production involves a significant degree of risk and uncertainty in terms of operational performance and costs. · Sakuu may not be able to establish supply relationships for necessary materials, components or equipment or may be required to pay more than anticipated for components or equipment, which could negatively impact Sakuu’s business. · Sakuu’s future growth and success depend on its ability to effectively sell to a wide variety of customers across a deconsolidated industry. · lf existing customers do not make subsequent purchases from Sakuu or renew their contracts with Sakuu, its revenue could decline, and its results of operations would be adversely impacted. · Sakuu may not be able to accurately estimate the future supply and demand for its batteries, which could result in a variety of inefficiencies in its business and hinder its ability to generate revenue. If Sakuu fails to accurately predict its manufacturing requirements, it could incur additional costs or experience delays. · Certain components of Sakuu’s batteries pose safety risks that may cause accidents. Sakuu may be subject to financial and reputational risks due to product recalls and product liability claims, and Sakuu could face substantial liabilities that exceed its resources. · Developments in alternative technology or other fossil fuel alternatives may adversely affect the demand for Sakuu’s battery products. · Sakuu’s operations expose it to litigation and environmental and other legal compliance risks. Compliance with laws and regulations can be expensive, and Sakuu’s failure to comply with these laws and regulations may result in monetary damages and fines, adverse publicity and a material adverse effect on its business. · Sakuu is an early stage company with a history of financial losses and it expects to incur significant expenses and continuing losses for the foreseeable future. · lf Sakuu fails to effectively manage its future growth, it may not be able to market and sell its batteries successfully. · Sakuu relies heavily on its intellectual property portfolio. If Sakuu is unable to protect its intellectual property rights, its business and competitive position would be harmed. Copyright© 2023 Sakuu Corp. All rights reserved. 41

Risks (continued) Risks Related to Being Public Company · Sakuu’s management team has limited experience managing a public company and may not successfully or effectively manage Sakuu’s transition to a public company. · Sakuu’s internal control over financial reporting may not be effective in detecting or preventing material errors at a reasonable level of assurance. Sakuu’s past or future financial statements may not be accurate and Sakuu may not be able to timely report its financial condition or results of operations, which may adversely affect investor confidence in Sakuu and the price of Sakuu’s securities following the business combination. · As with any public company, the combined company may be subject to securities litigation, which is expensive and could divert management’s attention. Risks Related to Plum’s Securities · If the benefits of the business combination do not meet the expectations of investors or securities analysts, the market price of Plum’s securities may decline, either before or after the closing of the business combination. · The combined company will incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operations. · An active trading market for Plum’s Class A ordinary shares may not be available on a consistent basis to provide stockholders with adequate liquidity. The stock price may be extremely volatile, and stockholders could lose a significant part of their investment. · Plum’s Class A ordinary shares may fail to meet the continued listing standards of the Nasdaq Stock Market (“Nasdaq”), and additional shares may not be approved for listing on Nasdaq. · Because Sakuu has no current plans to pay cash dividends for the foreseeable future, you may not receive any return on investment unless you sell your shares for a price greater than that which you paid for them. · If, following the transaction, securities or industry analysts do not publish or cease publishing research or reports about Sakuu, its business, or its market, or if they change their recommendations regarding Sakuu’s securities adversely, the price and trading volume of Sakuu’s securities could decline. General Risks · Economic downturns and political and market conditions beyond Sakuu’s control could adversely affect its business, financial condition and results of operations. · Sakuu is exposed to the risk of natural disasters, political events, health crises such as the global COVID-19 outbreak, war and terrorism and other macroeconomic events, including increased interest rates and inflation, each of which would disrupt its business and adversely affect its results of operations. Risks Related to Plum and the Business Combination · Directors of Plum have potential conflicts of interest in recommending that Plum’s shareholders vote in favor of the adoption of the merger agreement and the business combination, and approval of the other proposals described in the proxy statement/prospectus. · Plum may, in accordance with their terms, redeem unexpired Plum warrants prior to their exercise at a time that is disadvantageous to holders of Plum warrants. · Plum’s founders, directors, officers, advisors and their affiliates may elect to purchase Plum Class A ordinary shares or Plum warrants from public shareholders, which may reduce the public “float” of Plum’s Class A ordinary shares. · Plum’s sponsor has agreed to vote in favor of the business combination, regardless of how Plum’s public shareholder's vote. As a result, a significant portion of Plum’s voting securities outstanding will be contractually obligated to vote in favor of the business combination. · Even if Plum consummates the business combination, there can be no assurance that Plum’s public warrants will be in the money during their exercise period, and they may expire worthless. · The ability of Plum’s shareholders to exercise redemption rights with respect to Plum’s Class A ordinary shares could increase the probability that the business combination would not occur. · The business combination is subject to conditions, including certain conditions that may not be satisfied on a timely basis, if at all. · Current Plum shareholders will own a smaller proportion of the post-closing company than they currently own of Plum. In addition, following the closing of the business combination, the combined company may issue additional shares or other equity securities without the approval of its shareholders, which would further dilute their ownership interests and may depress the market price of its shares. Copyright© 2023 Sakuu Corp. All rights reserved. 42

Our Vision Making the Kavian™ platform the industry standard for the sustainable manufacturing of active devices− and to leave the Earth a cleaner place. Copyright© 2022 Sakuu Corp. All rights reserved. Proprietary and Confidential. 43